VARIATION AGREEMENT

(SUPPLEMENTARY TO THE SHARES SALE AGREEMENT DATED JUNE 18, 2021 ("THE SHARES SALE AGREEMENT")

Parties :

1. **LAMAX GOLD LIMITED** (I.B.C No.262027) a company incorporated in the British Virgin Islands and having its registered office at P.O.Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands ("**the Vendor**") of the one part;

2. **GOLD BILLION GLOBAL LIMITED** (BVI COMPANY NO. 1759774) a company incorporated in the British Virgin Islands and having it's registered address at Wickhams Cay II, Road Town , Tortola, VG 1110, British Virgin Island ("**the Purchaser**") of the other part.

1. By a Shares Sale Agreement signed between the parties, the Vendor had sold and the Purchaser has purchased from the Vendor the remaining 15% equity in a private limited company incorporated under the laws of Malaysia known as CHAMPMARK SDN BHD [Registration No. 199201004115 (Company No. 235619-U)] ("**the Company")** for a consideration sum of Ringgit Malaysia One Hundred Fifty Thousand only (RM150,000.00) only **("Purchase Consideration")** upon terms and conditions therein contained.

2. The Purchase Consideration has been fully settled and the shares of the Company has been transferred to the Purchaser.

3. The Shares Sale Agreement is to be completed on the 30 June 2021 ("**Completion Date").**

4. The parties hereto are now mutually desirous of varying the terms of the Agreement in respect to the Completion Date and the Purchase Consideration upon terms and conditions hereinafter provided.

NOW THIS AGREEMENT WITNESSETH as follows:-

1. Interpretation

   Words and phrases when used herein shall have the same meaning as prescribed in the Shares Sale Agreement unless otherwise provided for herein.

2. Consideration

   In consideration of the mutual covenants of the parties herein the parties have agreed to vary the terms of the Shares Sale Agreement upon terms herein contained. The consideration shall be refundable if the transaction fails to complete.

3. Completion Date

a. The Purchaser is conducting legal due diligence on the acquisition and has requested for extension of time for the Completion Date up to the 30 June 2022.

b. The parties hereby mutuially agree that the Completion Date shall be on or before the **30 June 2022.**

4. Adjustment to the Purchase Consideration

The parties agree that upon the completion of the legal due diligence review by the Purchaser's representative, the Purchase Consideration may be renegotiated and such renegotiated sum (as the case may be) shall be taken and construed as the Purchase Consideration for the Company and such sum shall be attached hereto as Schedule 1 to be duly signed and initialed by both parties.

5. The Share Sale Agreement to subsist in all other respects

Save as herein provided all other provisions in the Shares sale Agreement shall apply to this agreement and the parties shall accordingly be bound by them.

7. Effective Date

This Variation agreement shall take effect from the date the parties hereto execute this agreement.

8. Fees and Costs

The Purchaser shall bear the legal costs and stamp duties for the preparation and stamping of this agreement.

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3 0 JUN 2021

In witness whereof the Parties have set their hands on this day of 2021

[VENDOR]

The Common Seal of)
LAMAX GOLD LIMITED)
was affixed in the presence of -)
)

Director
Name : Chona Hepti Baylon
Passport No.: P4889021B

Common Seal

[PURCHASER]

THE COMMON SEAL of)
GOLD BILLION GLOBAL LIMITED)
was affixed in the presence of -)
)

Director
Name :
NRIC No.:

Common Seal

30 JUN 2021

In witness whereof the Parties have set their hands on this day of 2021

[VENDOR]

The Common Seal of)
LAMAX GOLD LIMITED)
was affixed in the presence of -)
)

chona

Director
Name : Chona Hepti Baylon
Passport No.: P4889021B

Common Seal

[PURCHASER]

THE COMMON SEAL of)
GOLD BILLION GLOBAL LIMITED)
was affixed in the presence of -)
)

Director
Name :
NRIC No.:

Common Seal